Exhibit 10.03

Execution Version

SECOND AMENDMENT
TO
5-YEAR REVOLVING CREDIT AGREEMENT
dated as of
November 30, 2012
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SECOND Amendment to 5-YEAR REVOLVING Credit Agreement

THIS SECOND Amendment to 5-YEAR REVOLVING Credit Agreement (this “Second Amendment”) dated as of November 30, 2012, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of May 2, 2012 (as amended by that certain First Amendment to 5-Year Revolving Credit Agreement dated as of June 29, 2012, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Subsidiary Guaranty Agreement dated as of May 2, 2012 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this Second Amendment refer to Sections and Articles of the Credit Agreement.

Section 2.Amendments to Credit Agreement.

2.1 Amendment to Section 1.01. The definition of "Investment" contained in Section 1.01 is hereby amended by deleting the second sentence of such definition and replacing such sentence with the following:

In addition, a Letter of Credit issued hereunder on behalf or for the benefit of any Joint Venture Interest or any Unrestricted Subsidiary shall constitute an “Investment” in such Joint Venture Interest or such Unrestricted Subsidiary for the purposes hereof.

2.2 Amendment to Section 5.08. Section 5.08 is hereby amended by deleting the second sentence of such Section 5.08 and replacing such sentence with the following:

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

The Letters of Credit shall be used for general business purposes of the Borrower, its Restricted Subsidiaries and (subject to Section 6.04(g)) Joint Venture Interests and its Unrestricted Subsidiaries or for such other purposes as may be approved by the Administrative Agent.
Section 3.Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Second Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.2 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.3 No Default shall have occurred and be continuing as of the Second Amendment Effective Date.

Section 4.Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the Second Amendment Effective Date.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Second Amendment Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Lenders that as of the date hereof: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:    NuStar GP, Inc., its General Partner

By:    /s/ Steven A. Blank
Name:    Steven A. Blank
Title:     Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:    NuStar GP, LLC, its General Partner

By:    /s/ Steven A. Blank
Name:    Steven A. Blank
Title:     Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:    /s/ Steven A. Blank
Name:    Steven A. Blank
Title:     Executive Vice President, Chief
Financial Officer and Treasurer

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender, as Swingline Lender, as an Issuing Bank and as Administrative Agent

By:     /s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as Co-Syndication Agent, an Issuing Bank and as a Lender

By:     /s/ Carmen Malizia
Name:     Carmen Malizia
Title:     Vice President

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as Co-Documentation Agent and as a Lender

By:     /s/ Ronnie Glenn
Name:     Ronnie Glenn
Title:     Director

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as Co-Syndication Agent and as a Lender

By:
Name:
Title:

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent, as an Issuing Bank and as a Lender

By:     /s/ Courtney Kubesch
Name:     Courtney Kubesch
Title:     Vice President

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:     /s/ Alex Mayral
Name: Alex Mayral
Title:     Executive Director

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:     /s/ Ming K. Chu
Name:     Ming K. Chu
Title:     Vice President

By:     /s/ Yvonne Tilden
Name:     Yvonne     Tilden
Title:     Director

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a Lender

By:     /s/ Dmitriy Barskiy
Name:     Dmitriy Barskiy
Title:     Authorized Signatory

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:     /s/ M. Colin Warman
Name:     M. Colin Warman
Title:     Vice President

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:     /s/ Don J. McKinnerney
Name:     Don J. McKinnerney
Title:     Authorized Signatory

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:
Name:
Title:

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:     /s/ Paul Farrell
Name:     Paul Farrell
Title:     Director

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:     /s/ Todd Vaubel
Name:     Todd Vaubel
Title:     Authorized Signatory

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ John Prigge
Name:     John Prigge
Title:     Vice President

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

UBS AG, Stamford Branch, as a Lender

By:     /s/ Irja R. Otsa
Name:     Irja R. Otsa
Title:     Associate Director, Banking Products Services, US

By:     /s/ Joselin Fernandez
Name:     Associate Director
Title:     Associate Director, Banking Products Services, US

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BNP PARIBAS, as a Lender

By:     /s/ Joe Onischuk
Name:     Joe Onischuk
Title:     Managing Director

By:     /s/ David Reynolds
Name:     David Reynolds
Title:     Vice President

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:     /s/ Alain Daoust
Name:     Alain Daoust
Title:     Director

By:     /s/ Rahul Parmar
Name:     Rahul Parmar
Title:     Associate

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:
Name:
Title:

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:     /s/ Todd J. Mogil
Name:     Todd J. Mogil
Title:     Vice President

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:     /s/ Joey Powell
Name:     Joey Powell
Title:     Vice President

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:     /s/ Michelle Latzoni
Name:     Michelle Latzoni
Title:     Authorized Signatory

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SCOTIABANC INC., as a Lender

By:     /s/ J.F. Todd
Name:     J.F. Todd
Title:     Managing Director

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK (formerly The Frost National Bank), as a Lender

By:     /s/ Sarah Cernosek
Name: Sarah Cernosek
Title:     Vice President

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH, as a Lender

By:
Name:
Title:

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

FIRST COMMERCIAL BANK NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

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SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT